Ex 10.1

FIRST AMENDMENT TO
INVENTORY LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is dated as of October 5, 2005 (the "Closing Date"), by and between CAPITALSOURCE FINANCE LLC, a Delaware limited liability company, as secured party (herein referred to as the "Lender") and SILVERLEAF RESORTS, INC., a Texas corporation, as debtor (herein referred to as the "Borrower").

RECITALS

A. Borrower and Lender have entered into that certain Inventory Loan and Security Agreement, dated as of April 29, 2005 (as amended and modified from time to time, the "Loan Agreement").

B. The Borrower and Lender desire to amend the Loan Agreement on the terms and conditions as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT

ARTICLE I
Definitions

1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

ARTICLE II
Amendments to Loan Agreement

Effective as of the date hereof, the Loan is hereby amended as follows:

2.01 Amendment to Section 7.9.  Section 7.9 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"7.9 Transactions with Affiliates; Principal Properties. Borrower shall not enter into any transaction including, without limitation, the purchase, sale or exchange of real or personal property of the Borrower or the rendering of any service with any Affiliate of Borrower or any Executive Management Member (i) except upon fair and reasonable terms no less favorable to Borrower than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate, and (ii) provided such transaction will not constitute, or will not reasonably be expected to constitute, a Material Adverse Effect."

ARTICLE III
Conditions Precedent

3.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Lender, unless specifically waived in writing by Lender:

(a) Lender shall have received this Amendment, duly executed by the Borrower and Lender.

(b) Lender shall have received a copy of the resolutions in form and substance reasonably satisfactory to Lender, of the board of directors of Borrower authorizing the execution, delivery and performance of this Amendment, certified by the secretary of the Borrower as of the Closing Date, and such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.

(c) The representations and warranties contained herein and in the Loan Agreement, as amended hereby, and the Loan Documents, shall be tree and correct as of the date hereof, as if made on the date hereof,

(d) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Lender.

(e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender,

(f) All corporate and other proceedings, mad all documents, instruments and other legal matters in connection with the execution of this Amendment shall be satisfactory in form and substance to Lender and its counsel.

4.01 No Waiver, Borrower is hereby notified that irrespective of (i) any waivers or consents previously granted by Lender regarding the Loan Agreement and the Loan Documents, (ii) any previous failures or delays of Lender in exercising any right, power or privilege under the Loan Agreement or the Loan Documents, or (iii) any previous failures or delays of Lender in tire monitoring or' in the requiring of compliance by Borrower with the duties, obligations, and agreements of Borrower in the Loan Agreement and the Loan Documents, Borrower will be expected to comply strictly with its duties, obligations and agreements under the Loan Agreement and the Loan Documents.

Except as expressly provided in this Amendment, nothing contained in this Amendment or any other communication between Lender and the Borrower shall be a waiver of any past, present or future violation, Default or Event of Default of Borrower under the Loan Agreement or any Loan Document. Similarly, Lender hereby expressly reserves any rights, privileges and remedies under the Loan Agreement and each Loan Document that Lender may have with respect to each violation, Default or Event of Default, and any failure by Lender to exercise any right, privilege or remedy as a result of the violations set forth above shall not directly or indirectly in any way Whatsoever either (i) impair, prejudice or otherwise adversely affect the rights of Lender, except as set forth herein, at any time to exercise any right, privilege or remedy in connection with the Loan Agreement or any Loan Document, (ii) amend or alter any provision of the Loan Agreement or any Loan Document or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of Borrower or any rights, privilege or remedy of Lender under the Loan Agreement or any Loan Document or any other contract or instrument. Nothing in this Amendment shall be construed to be a consent by Lender to any prior, existing or future violations of the Loan Agreement or any Loan Document.

ARTICLE V
Ratifications, Representations and Warranties

5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent temps and provisions set forth in the Loan Agreement and the Loan Document, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the Loan Document are ratified and confirmed and shall continue in full force and effect. The Borrower and Lender agree that the Loan Agreement and the Loan Document, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02 Representations and Warranties. The Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all Loan Document executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the organizational documents or governing documents of Borrower; ('u) the representations and warranties contained in the Loan Agreement, as amended hereby, and any Loan Document are tree and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; and (d) the Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the Loan Document, as amended hereby; (e) Borrower has not amended its organizational documents or its governing documents since the date of the Loan Agreement.

ARTICLE VI
Miscellaneous Provisions

6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Loan Document, and no investigation by Lender or any closing shall affect the representations and warranties or the fight of Lender to rely upon them.

6.02 Reference to Loan Agreement. Each of the Loan Agreement and the Loan Document, and any and all documents or instruments now or hereafter executed and delivered pursuant to the temps hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such Loan Document to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

6.03 Expenses of Lender. As provided in the Loan Agreement, the Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, mad execution of this Amendment and the Loan Documents executed pursuant hereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any Loan Document, including, without, limitation, the costs and reasonable fees of Lender's legal counsel in connection with any such enforcement or preservation efforts;

6.04 Severability. Any provision of this Amendment hold by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and the Borrower and their respective successors and assigns, except that the Borrower may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Lender.

6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

6.07 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by the Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment,

6.09 Applicable Law. THIS AMENDMENT AND ALL LOAN DOCUMENT EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND.

6.10 Final Agreement. THE LOAN AGREEMENT AND THE LOAN DOCUMENT, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWER AND LENDER.

6.11 Release.. THE BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. THE BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, LENDER, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, LENDER, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND I1LRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL 1LATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR LOAN DOCUMENT, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

[The Remainder of this Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been duly executed on the date first written above.

LENDER:

CAPITALSOURCE FINANCE LLC,
a Delaware limited liability company

By:. /S/ PIERRETTE N. BRADSHAW
Name: Pierrette N. Bradshaw
Title: General Counsel

SILVERLEAF RESORTS, INC.,
a Texas corporation

By: /S/ HARRY J. WHITE, JR.
Name: Harry J. White, Jr.
Title: Chief Financial Officer